UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 17, 2017 (November 13, 2017)

Date of Report (date of earliest event reported)

Rimini Street, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

(702) 839-9671

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On October 10, 2017, GP Investments Acquisition Corp., a Cayman Islands exempted company incorporated in January 2015 (“GPIA”) and a publicly traded “blank check company” on the Nasdaq, deregistered as an exempted company in the Cayman Islands and domesticated as a corporation incorporated under the laws of the State of Delaware to consummate a business combination transaction with Rimini Street, Inc. (“RSI”), a corporation incorporated in Nevada. Immediately after the business combination with RSI was consummated, GPIA was renamed “Rimini Street, Inc.” (“RMNI” or the “Company”) and as of the open of trading on October 11, 2017, the common stock, warrants and units of RMNI began trading on Nasdaq as “RMNI”, “RMNIW” and “RMNIU”, respectively.

As can commonly occur following a business combination with a blank check company, on November 13, 2017, the Company received a letter from the Listing Qualifications Department of the Nasdaq Stock Market pursuant to Listing Rule IM 5101-2, informing the Company that its warrants did not meet the minimum 400 round lot holder requirements for initial listing, as set forth in Listing Rule 5515(a)(4), and that by extension, the Company’s units (comprised of common stock and warrants) did not qualify for initial listing, pursuant to Listing Rule 5225(b)(1)(A).

The listing of the Company’s common stock which is traded on Nasdaq under the ticker symbol “RMNI” is not affected by this action.

The Company does not intend to appeal Nasdaq’s determination regarding the warrants and units.  Accordingly, the Company’s warrants and units will be scheduled for delisting from the Nasdaq Stock Market and will be suspended at the opening of business on November 22, 2017, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s warrants and units from listing and registration on the Nasdaq Stock Market.

The shares of common stock and warrants underlying the units may be traded separately, and substantially all of the originally issued units have already been separated. Holders of the remaining units have the option to continue to hold units or separate their units into the component pieces by having their brokers contact the Company’s transfer agent, Continental Stock Transfer & Trust Company.

Following the delisting, the Company anticipates that the warrants will be eligible to be quoted on either the OTC Bulletin Board or “Pink Sheets”. No assurance, however, can be made that trading in the Company’s warrants on the OTC Bulletin Board or “Pink Sheets” will commence or be maintained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: November 17, 2017	By:	/s/ Seth A. Ravin
	Name:	Seth A. Ravin
	Title:	Chief Executive Officer